Palatin Technologies, Inc. 10-Q

Exhibit 32.2

EXHIBIT 32.2

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Stephen T. Wills, Executive Vice President, Chief Financial Officer and Chief Operating Officer of Palatin Technologies, Inc., hereby certify, to my knowledge, that the quarterly report on Form 10-Q for the period ended September 30, 2012 of Palatin Technologies, Inc. (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Palatin Technologies, Inc.

Dated: November 14, 2012

/s/ Stephen T. Wills
Stephen T. Wills, Executive Vice President, Chief Financial Officer and Chief Operating Officer (Principal Financial Officer)